UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Block, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37622	80-0429876
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1955 Broadway, Suite 600
Oakland, CA 95612[1]
(Address of principal executive offices, including zip code)

(415) 375-3176

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0000001 par value per share	XYZ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

[1]

We have adopted a distributed work model and, therefore, have no formal headquarters. This address represents our “principal executive office,” which we are required to identify under the Securities and Exchange Commission rules.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 16, 2026, Block, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). The stockholders of the Company voted on the following four proposals at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2026:

1.	To elect four Class II directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026; and

4.	To vote upon a proposal submitted by one of our stockholders regarding establishing a board-level technology committee.

Holders of the Company’s Class A common stock, par value $0.0000001 per share (the “Class A Common Stock”), were entitled to one vote on each proposal for each share held as of the close of business on April 20, 2026 (the “Record Date”), and holders of the Company’s Class B common stock, par value $0.0000001 per share (the “Class B Common Stock”), were entitled to ten votes on each proposal for each share held as of the close of business on the Record Date. The Class A Common Stock (including the underlying shares represented by CHESS Depositary Interests (“CDIs”)) and Class B Common Stock voted as a single class on all matters.

At the beginning of the Annual Meeting, present in person or by proxy were stockholders representing 454,508,867 votes of Class A Common Stock (including votes of the Company’s CDIs) and 597,846,410 votes of Class B Common Stock, together representing 92.67% of the voting power of the Company’s outstanding shares entitled to vote at the Annual Meeting, constituting a quorum.

The final voting results for each of these proposals are detailed below.

1.	Election of Directors

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Roelof Botha	869,045,360	127,444,544	55,865,373
Amy Brooks	826,229,959	170,259,945	55,865,373
Shawn Carter	920,349,217	76,140,687	55,865,373
James McKelvey	935,048,041	61,441,863	55,865,373

Each director-nominee was duly elected as a Class II director to serve until the Company’s 2029 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
974,750,909	21,495,833	243,162	55,865,373

The stockholders advised that they were in favor of the compensation of the Company’s named executive officers.

3.	Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained
1,050,711,108	1,205,435	438,734

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026.

4.	Vote on Stockholder Proposal to Establish Board-Level Technology Committee

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
39,387,499	954,273,725	2,828,680	55,865,373

The stockholders did not approve the stockholder proposal to establish a board-level technology committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLOCK, INC.

By:	/s/ Chrysty Esperanza
Chrysty Esperanza
Chief Legal Officer and Corporate Secretary

Date: June 18, 2026